UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date or earliest event reported)February 7, 2005


                  AMPCO-PITTSBURGH CORPORATION
     (Exact name of registrant as specified in its charter)


 Pennsylvania              1-898                   25-1117717

(State or other      (Commission file number)     (I.R.S. Employer
 jurisdiction                                      Identification
 of incorporation)                                 Number)


        600 Grant Street
         Pittsburgh, PA                         15219

     (Address of principal                    (Zip Code)
      executive offices)


Registrant's telephone number, including area code: (412) 456-4400


 (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.21 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 2.02. Disclosure of Results of Operations and Financial Condition.


     On February 4, 2005, Ampco-Pittsburgh Corporation issued a press release announcing its results for the three and twelve months ended December 31, 2004. A copy of the press release is attached hereto and is being furnished to the SEC.






                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMPCO-PITTSBURGH CORPORATION



Date:  February 7, 2005       By:  s/Ernest G. Siddons
                                   Ernest G. Siddons
                                   President